UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On October 6, 2020, Sterling Bancorp, Inc. (the “Company”) issued a press release announcing its updated financial results for the year ended December 31, 2019.  The press release is attached as Exhibit No. 99 and is incorporated herein by reference.  This report and the exhibit are furnished to, and not filed with, the Securities and Exchange Commission (“SEC”).

Item 8.01.	Other Events.

On October 6, 2020, the Company announced that the audit of its consolidated financial statements for the year ended December 31, 2019 has been completed and the Company has filed its 2019 Annual Report on Form 10-K with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally can be identified by the use of forward-looking terminology such as “will,” “propose,” “may,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” “predict,” “project,” “potential,” “could,” “would,” “should” or similar terminology, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events that may be subject to circumstances beyond our control; increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment; changes in deposit flows, loan demand or collateral values; changes in accounting principles, policies or guidelines; changes in general economic, business and political conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate, securities or financial markets or the banking industry; legislative or regulatory changes; supervision and examination by the OCC and the Board of Governors of the Federal Reserve System; our ability to successfully implement technological changes; our ability to successfully consummate new business initiatives; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, including litigation and investigations relating to our residential lending practices and the Advantage Loan Program; the outcomes of such litigation and investigations, including the risk of civil or criminal enforcement action, regulatory restrictions on the Bank’s activities, financial penalties or judgments, other adverse consequences, and any resulting effects on the Company’s business, financial condition, and/or results of operations; losses from such litigation and investigations that may be materially higher than expected and that may materially exceed our contingency reserves; repurchase requests related to the sale of loans originated under the Advantage Loan Program may be materially higher than expected and result in repurchase obligations that may materially exceed our loan repurchase reserves; our ability to comply with Nasdaq’s continued listing requirements and the possibility that our shares will be delisted if such requirements are not satisfied; our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies and regulatory expectations; the occurrence of natural and other disasters, pandemics, terrorist activities, significant political events, cyberattacks, security breaches or system failures that affect us or our counterparties or service providers, including the COVID-19 pandemic and the regulatory and governmental actions implemented in response to COVID-19; and the risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 6, 2020, subsequent periodic reports and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Any forward-looking statements presented herein are made only as of the date of this press release, and we do not undertake any obligation to update, revise, or correct any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, the receipt of new information, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

No.	Description
99.1	Press release dated October 6, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Steve Huber
Steve Huber
Chief Financial Officer

Date: October 7, 2020